SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 26, 2011

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OMNICARE, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-8269 (Commission File Number)	31-1001351 (IRS Employer Identification No.)
100 East RiverCenter Boulevard, Suite 1600 Covington, Kentucky (Address of Principal Executive Offices)		41011 (Zip Code)

(859) 392-3300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 26, 2011, Omnicare, Inc. (the "Company") announced that its Board of Directors approved a 23% increase to the Company's quarterly cash dividend on its common stock, to $0.04 per share, and a $100 million increase in the Company's share repurchase authorization.

A copy of the press release issued by the Company with respect to these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number

99.1	Press Release of Omnicare, Inc. dated May 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

	By:	/s/ John L. Workman
John L. Workman
Dated: May 26, 2011		President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated May 26, 2011.